Joint Filer Information

Name of Joint Filer:                        Tontine Capital Partners, L.P.

Address of Joint Filer:                     55 Railroad Avenue, 3rd Floor
                                            Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                  10% Owner

Designated Filer:                           Jeffrey L. Gendell

Issuer & Ticker Symbol:                     Integrated Electrical Services, Inc.
                                            (IESC)

Date of Event Requiring Statement:          July 17, 2006



SIGNATURE:

Tontine Capital Partners, L.P.

By:  Tontine Capital Management, L.L.C., its general partner


By:    /s/  Jeffrey L. Gendell
     ---------------------------------------
Name:  Jeffrey L. Gendell
Title:  Managing Member


July 18, 2006
Date

                             Joint Filer Information

Name of Joint Filer:                        Tontine Capital Management, L.L.C.

Address of Joint Filer:                     55 Railroad Avenue, 3rd Floor
                                            Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                  10% Owner

Designated Filer:                           Jeffrey L. Gendell

Issuer & Ticker Symbol:                     Integrated Electrical Services, Inc.
                                            (IESC)

Date of Event Requiring Statement:          July 17, 2006



SIGNATURE:

Tontine Capital Management, L.L.C.


By:    /s/  Jeffrey L. Gendell
     ---------------------------------------
Name:  Jeffrey L. Gendell
Title:  Managing Member


July 18, 2006
Date

                             Joint Filer Information

Name of Joint Filer:                        Tontine Partners, L.P.

Address of Joint Filer:                     55 Railroad Avenue, 3rd Floor
                                            Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                  10% Owner

Designated Filer:                           Jeffrey L. Gendell

Issuer & Ticker Symbol:                     Integrated Electrical Services, Inc.
                                            (IESC)

Date of Event Requiring Statement:          July 17, 2006



SIGNATURE:

Tontine Partners, L.P.

By:  Tontine Management, L.L.C. ., its general partner


By:    /s/  Jeffrey L. Gendell
     ---------------------------------------
Name:  Jeffrey L. Gendell
Title:  Managing Member


July 18, 2006
Date

                             Joint Filer Information

Name of Joint Filer:                        Tontine Management, L.L.C.

Address of Joint Filer:                     55 Railroad Avenue, 3rd Floor
                                            Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                  10% Owner

Designated Filer:                           Jeffrey L. Gendell

Issuer & Ticker Symbol:                     Integrated Electrical Services, Inc.
                                            (IESC)

Date of Event Requiring Statement:          July 17, 2006



SIGNATURE:

Tontine Management, L.L.C.


By:    /s/  Jeffrey L. Gendell
     ---------------------------------------
Name:  Jeffrey L. Gendell
Title:  Managing Member


July 18, 2006
Date